UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2022, the Board of Directors (the “Board”) of Sangamo Therapeutics, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), appointed Courtney Beers, Ph.D., and Margaret A. Horn to serve as directors of the Board until the Company’s next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier deaths, resignations or removals. In addition, the Board appointed Dr. Beers to the Compensation Committee of the Board and Ms. Horn to the Nominating Committee. Neither Dr. Beers nor Ms. Horn was selected by the Board to serve as a director pursuant to any arrangement or understanding with any person.
Dr. Beers and Ms. Horn will receive compensation as non-employee directors in accordance with the Company’s non-employee director compensation practices as described in the Company’s definitive proxy statement for the 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 2, 2022. In this regard, pursuant to the automatic grant program of the Company’s 2018 Equity Incentive Plan, as amended (the “2018 Plan”), Dr. Beers and Ms. Horn were each granted an option (each, a “Director Option”) to purchase 37,500 shares (the “Option Shares”) of the Company’s common stock and a restricted stock unit award of 18,750 shares (the “RSU Shares”) of the Company’s common stock under the 2018 Plan. The Option Shares will vest in 36 successive equal monthly installments measured from the date of grant, subject to each such director’s continuous service (as defined in the 2018 Plan) through the applicable vesting dates. The RSU Shares will vest with respect to one-third of the RSU Shares in three equal annual installments over the three-year period measured from the date of grant, subject to each such director’s continuous service through the applicable vesting dates. Each Director Option has an exercise price of $3.30 per share (the closing sales price of the Company’s common stock on December 15, 2022, as reported on the Nasdaq Global Select Market) and a term of 10 years, subject to earlier termination following either director’s cessation of continuous service.
In connection with their appointments to the Board, the Company will enter into its standard indemnification agreement with each of Dr. Beers and Ms. Horn, which requires the Company, under the circumstances and to the extent provided for therein, to indemnify each such director to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by either of them as a result of either director being made a party to certain actions, suits, investigations and other proceedings by reason of the fact that either is or was a director of the Company, a Company employee in a fiduciary capacity with respect to an employee benefit plan of the Company or a director of any other entity at the request of the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 15, 2022, the Board, acting upon the recommendation of the Nominating Committee, approved and adopted an amendment and restatement of the Fourth Amended and Restated Bylaws of the Company (as so amended and restated, the “Fifth Amended and Restated Bylaws”), effective immediately. The amendments effected by the Fifth Amended and Restated Bylaws, among other things:
•Update provisions regarding the availability of the list of stockholders entitled to vote at a meeting of stockholders, and the manner in which a meeting of stockholders may be adjourned without having to provide additional notice, each to align with recent amendments to the Delaware General Corporation Law;
•Update the Delaware forum selection provision to specify that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, the federal district court of the State of Delaware, shall be the sole and exclusive forum for resolving certain actions;
•Provide for indemnification of directors and officers to the fullest extent permitted by applicable law, generally consistent with the director indemnification provisions contained in the Company’s Seventh Amended and Restated Certificate of Incorporation, as amended;
•Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of certain stockholder proposals made in connection with annual and special meetings of stockholders, including addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as providing the Company a remedy if a stockholder fails to satisfy certain requirements under the Universal Proxy Rules and requiring stockholders who intend to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of certain requirements under the Universal Proxy Rules at least five business days before the applicable meeting; and
•Make various other clarifying, administrative, conforming, ministerial, modernizing and related revisions.
The foregoing summary of the amendments effected by the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Bylaws of Sangamo Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: December 19, 2022	By:	/s/ Scott B. Willoughby
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary